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                                                                   EXHIBIT 10.33



                               REMEDY CORPORATION

                       2000 SUPPLEMENTAL STOCK OPTION PLAN

                          (AS ADOPTED OCTOBER 23, 2000)





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                                TABLE OF CONTENTS


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                                                                        Page

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ARTICLE I.  INTRODUCTION...................................................1

ARTICLE II.  ADMINISTRATION................................................1
         2.1  Committee Composition........................................1
         2.2  Committee Responsibilities...................................1

ARTICLE III.  SHARES AVAILABLE FOR GRANTS..................................1
         3.1  Basic Limitation.............................................1
         3.3  Additional Shares............................................1
         3.4  Dividend Equivalents.........................................2

ARTICLE IV.  ELIGIBILITY...................................................2
         4.1  Other Grants.................................................2

ARTICLE V.  OPTIONS 2
         5.1  Stock Option Agreement.......................................2
         5.2  Number of Shares.............................................2
         5.3  Exercise Price...............................................2
         5.4  Exercisability and Term......................................2
         5.5  Modification or Assumption of Options........................2
         5.6  Buyout Provisions............................................2

ARTICLE VI.  PAYMENT FOR OPTION SHARES.....................................3
         6.1  General Rule.................................................3
         6.2  Surrender of Stock...........................................3
         6.3  Exercise/Sale................................................3
         6.4  Exercise/Pledge..............................................3
         6.5  Promissory Note..............................................3
         6.6  Other Forms of Payment.......................................3

ARTICLE VII.  RESTRICTED SHARES............................................4
         7.1  Restricted Stock Agreement...................................4
         7.2  Payment for Awards...........................................4
         7.3  Vesting Conditions...........................................4
         7.4  Voting and Dividend Rights...................................4

ARTICLE VIII.  CHANGE IN CONTROL...........................................4
         8.1  Effect of Change in Control..................................4
         8.2  Involuntary Termination......................................4

ARTICLE IX.  PROTECTION AGAINST DILUTION...................................5
         9.1  Adjustments..................................................5


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         9.2  Dissolution or Liquidation...................................5
         9.3  Reorganizations..............................................5

ARTICLE X.  DEFERRAL OF AWARDS.............................................5

ARTICLE XI.  LIMITATION ON RIGHTS..........................................6
         11.1  Retention Rights............................................6
         11.2  Stockholders' Rights........................................6
         11.3  Regulatory Requirements.....................................6

ARTICLE XII.  WITHHOLDING TAXES............................................6
         12.1  General.....................................................6
         12.2  Share Withholding...........................................6

ARTICLE XIII.  FUTURE OF THE PLAN..........................................7
         13.1  Term of the Plan............................................7
         13.2  Amendment or Termination....................................7

ARTICLE XIV.  DEFINITIONS..................................................7

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                               REMEDY CORPORATION
                       2000 SUPPLEMENTAL STOCK OPTION PLAN

ARTICLE I.    INTRODUCTION.

         The Plan was adopted by the Board to be effective on February 15, 2000. The purpose of the Plan is to promote the long-term success of the Company and the creation of stockholder value by (a) encouraging Employees and Consultants to focus on critical long-range objectives, (b) encouraging the attraction and retention of Employees and Consultants with exceptional qualifications, and (c) linking Employees and Consultants directly to stockholder interests through increased stock ownership. The Plan seeks to achieve this purpose by providing for awards in the form of Restricted Shares or Options (which shall be nonstatutory stock options).

         The Plan shall be governed by, and construed in accordance with, the laws of the State of Delaware (except their choice-of-law provisions).

ARTICLE  II.  ADMINISTRATION.

         2.1 COMMITTEE COMPOSITION. The Plan shall be administered by the Committee. The Committee shall consist exclusively of one or more directors of the Company, who shall be appointed by the Board.

         2.2 COMMITTEE RESPONSIBILITIES. The Committee shall (a) select the Employees and Consultants who are to receive awards under the Plan, (b) determine the type, number, vesting requirements and other features and conditions of such awards, (c) interpret the Plan and (d) make all other decisions relating to the operation of the Plan. The Committee may adopt such rules or guidelines as it deems appropriate to implement the Plan. The Committee's determinations under the Plan shall be final and binding on all persons.

ARTICLE III.  SHARES AVAILABLE FOR GRANTS.

         3.1 BASIC LIMITATION. Shares of Common Stock issued pursuant to the Plan may be authorized but unissued shares or treasury shares or re-acquired shares. The aggregate number of Options and Restricted Shares awarded under the Plan shall not exceed (a) 3,000,000, plus (b) the additional shares of Common Stock described in Sections 3.2 and 3.3. The limitations of this Section 3.1 and
Section 3.2 shall be subject to adjustment pursuant to Article 9.

         3.2 ADDITIONAL SHARES. If Restricted Shares or shares of Common Stock issued upon the exercise of Options are forfeited, then such shares of Common Stock shall again become available for awards under the Plan. If Options are forfeited or terminate for any other reason before being exercised, then the corresponding shares of Common Stock shall again become available for awards under the Plan.

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         3.3      DIVIDEND EQUIVALENTS. Any dividend equivalents paid or
credited under the Plan shall not be applied against the number of Restricted Shares or Options available for awards.

ARTICLE IV.   ELIGIBILITY.

         4.1 OTHER GRANTS. Employees and Consultants shall be eligible for the grant of Restricted Shares and NSOs. Outside Directors and Executive Officers shall not be eligible for awards under the Plan.

ARTICLE V.    OPTIONS.

         5.1 STOCK OPTION AGREEMENT. Each grant of an Option under the Plan shall be evidenced by a Stock Option Agreement between the Optionee and the Company. Such Option shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various Stock Option Agreements entered into under the Plan need not be identical. Options may be granted in consideration of a reduction in the Optionee's other compensation. A Stock Option Agreement may provide that a new Option will be granted automatically to the Optionee when he or she exercises a prior Option and pays the Exercise Price in the form described in
Section 6.2.

         5.2 NUMBER OF SHARES. Each Stock Option Agreement shall specify the number of shares of Common Stock subject to the Option and shall provide for the adjustment of such number in accordance with Article 9.

         5.3 EXERCISE PRICE. Each Stock Option Agreement shall specify the Exercise Price; provided that the Exercise Price under an NSO shall in no event be less than 25% of the Fair Market Value of a Common Share on the date of grant. A Stock Option Agreement may specify an Exercise Price that varies in accordance with a predetermined formula while the NSO is outstanding.

         5.4 EXERCISABILITY AND TERM. Each Stock Option Agreement shall specify the date or event when all or any installment of the Option is to become exercisable. The Stock Option Agreement shall also specify the term of the Option. A Stock Option Agreement may provide for accelerated exercisability in the event of the Optionee's death, disability or retirement or other events and may provide for expiration prior to the end of its term in the event of the termination of the Optionee's service.

         5.5 MODIFICATION OR ASSUMPTION OF OPTIONS. Within the limitations of the Plan, the Committee may modify, extend or assume outstanding options or may accept the cancellation of outstanding options (whether granted by the Company or by another issuer) in return for the grant of new options for the same or a different number of shares and at the same or a different exercise price. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, alter or impair his or her rights or obligations under such Option.

         5.6 BUYOUT PROVISIONS. The Committee may at any time (a) offer to buy out for a payment in cash or cash equivalents an Option previously granted or (b) authorize an



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Optionee to elect to cash out an Option previously granted, in either case at such time and based upon such terms and conditions as the Committee shall establish.

ARTICLE VI.   PAYMENT FOR OPTION SHARES.

         6.1 GENERAL RULE. The entire Exercise Price of shares of Common Stock issued upon exercise of Options shall be payable in cash or cash equivalents at the time when such shares of Common Stock are purchased and the Committee may at any time accept payment in any form(s) described in this
Article 6.

         6.2 SURRENDER OF STOCK. To the extent that this Section 6.2 is applicable, all or any part of the Exercise Price may be paid by surrendering, or attesting to the ownership of, shares of Common Stock that are already owned by the Optionee. Such shares of Common Stock shall be valued at their Fair Market Value on the date when the new shares of Common Stock are purchased under the Plan. The Optionee shall not surrender, or attest to the ownership of, shares of Common Stock in payment of the Exercise Price if such action would cause the Company to recognize compensation expense (or additional compensation expense) with respect to the Option for financial reporting purposes.

         6.3 EXERCISE/SALE. To the extent that this Section 6.3 is applicable, all or any part of the Exercise Price and any withholding taxes may be paid by delivering (on a form prescribed by the Company) an irrevocable direction to a securities broker approved by the Company to sell all or part of the shares of Common Stock being purchased under the Plan and to deliver all or part of the sales proceeds to the Company.

         6.4 EXERCISE/PLEDGE. To the extent that this Section 6.4 is applicable, all or any part of the Exercise Price and any withholding taxes may be paid by delivering (on a form prescribed by the Company) an irrevocable direction to pledge all or part of the shares of Common Stock being purchased under the Plan to a securities broker or lender approved by the Company, as security for a loan, and to deliver all or part of the loan proceeds to the Company.

         6.5 PROMISSORY NOTE. To the extent that this Section 6.5 is applicable, all or any part of the Exercise Price and any withholding taxes may be paid by delivering (on a form prescribed by the Company) a full-recourse promissory note. However, the par value of the shares of Common Stock being purchased under the Plan, if newly issued, shall be paid in cash or cash equivalents.

         6.6 OTHER FORMS OF PAYMENT. To the extent that this Section 6.6 is applicable, all or any part of the Exercise Price and any withholding taxes may be paid in any other form that is consistent with applicable laws, regulations and rules.



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ARTICLE VII.  RESTRICTED SHARES.

         7.1 RESTRICTED STOCK AGREEMENT. Each grant of Restricted Shares under the Plan shall be evidenced by a Restricted Stock Agreement between the recipient and the Company. Such Restricted Shares shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various Restricted Stock Agreements entered into under the Plan need not be identical.

         7.2 PAYMENT FOR AWARDS. Subject to the following sentence, Restricted Shares may be sold or awarded under the Plan for such consideration as the Committee may determine, including (without limitation) cash, cash equivalents, full-recourse promissory notes, past services and future services. To the extent that an award consists of newly issued Restricted Shares, the consideration shall consist exclusively of cash, cash equivalents or past services rendered to the Company (or a Parent or Subsidiary) or, for the amount in excess of the par value of such newly issued Restricted Shares, full-recourse promissory notes, as the Committee may determine.

         7.3 VESTING CONDITIONS. Each award of Restricted Shares may or may not be subject to vesting. Vesting shall occur, in full or in installments, upon satisfaction of the conditions specified in the Restricted Stock Agreement. A Restricted Stock Agreement may provide for accelerated vesting in the event of the Participant's death, disability or retirement or other events.

         7.4 VOTING AND DIVIDEND RIGHTS. The holders of Restricted Shares awarded under the Plan shall have the same voting, dividend and other rights as the Company's other stockholders. A Restricted Stock Agreement, however, may require that the holders of Restricted Shares invest any cash dividends received in additional Restricted Shares. Such additional Restricted Shares shall be subject to the same conditions and restrictions as the award with respect to which the dividends were paid.

ARTICLE VIII. CHANGE IN CONTROL.

         8.1 EFFECT OF CHANGE IN CONTROL. In the event of any Change in Control, each outstanding award shall automatically accelerate so that each such award shall, immediately prior to the effective date of the Change in Control, become fully exercisable for all of the shares of Common Stock at the time subject to such award and may be exercised for any or all of those shares as fully-vested shares of Common Stock. However, an outstanding award shall NOT so accelerate if and to the extent such award is, in connection with the Change in Control, either to be assumed by the successor corporation (or parent thereof) or to be replaced with a comparable award for shares of the capital stock of the successor corporation (or parent thereof). The determination of award comparability shall be made by the Plan Administrator, and its determination shall be final, binding and conclusive.

         8.2 INVOLUNTARY TERMINATION. In addition, in the event that the award is assumed by the successor corporation (or parent thereof) and the Participant experiences an Involuntary Termination within eighteen months following a Change in Control, each outstanding award shall automatically accelerate so that each such award shall, immediately



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prior to the effective date of the Involuntary Termination, become fully exercisable for all of the shares of Common Stock at the time subject to such award and may be exercised for any or all of those shares as fully-vested shares of Common Stock.

ARTICLE IX.   PROTECTION AGAINST DILUTION.

         9.1 ADJUSTMENTS. In the event of a subdivision of the outstanding shares of Common Stock, a declaration of a dividend payable in shares of Common Stock, a declaration of a dividend payable in a form other than shares of Common Stock in an amount that has a material affect on the price of shares of Common Stock, a combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise) into a lesser number of shares of Common Stock, a recapitalization, a spin-off or a similar occurrence, the Committee shall make such adjustments as it deems appropriate in order to prevent the dilution or enlargement of benefits thereunder, in one or more of:

                  (a) The number of Options or Restricted Shares available for future awards under Article 3;

                  (b) The number of shares of Common Stock covered by each outstanding Option; or

                  (c)      The Exercise Price under each outstanding Option.

Except as provided in this Article 9, a Participant shall have no rights by reason of any issue by the Company of stock of any class or securities convertible into stock of any class, any subdivision or consolidation of shares of stock of any class, the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class.

         9.2 DISSOLUTION OR LIQUIDATION. To the extent not previously exercised or settled, Options shall terminate immediately prior to the dissolution or liquidation of the Company.

         9.3 REORGANIZATIONS. In the event that the Company is a party to a merger or other reorganization, outstanding awards shall be subject to the agreement of merger or reorganization. Such agreement shall provide for (a) the continuation of the outstanding awards by the Company, if the Company is a surviving corporation, (b) the assumption of the outstanding awards by the surviving corporation or its parent or subsidiary, (c) the substitution by the surviving corporation or its parent or subsidiary of its own awards for the outstanding awards, (d) full exercisability or vesting and accelerated expiration of the outstanding awards or (e) settlement of the full value of the outstanding awards in cash or cash equivalents followed by cancellation of such awards.

ARTICLE X.    DEFERRAL OF AWARDS.

         The Committee (in its sole discretion) may permit or require a Participant to have shares of Common Stock that otherwise would be delivered to such Participant as a result of the exercise of an Option converted into amounts credited to a deferred compensation account established for such Participant by the Committee as an entry on the Company's books. Such



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amounts shall be determined by reference to the Fair Market Value of such shares of Common Stock as of the date when they otherwise would have been delivered to such Participant.

         A deferred compensation account established under this Article 10 may be credited with interest or other forms of investment return, as determined by the Committee. A Participant for whom such an account is established shall have no rights other than those of a general creditor of the Company. Such an account shall represent an unfunded and unsecured obligation of the Company and shall be subject to the terms and conditions of the applicable agreement between such Participant and the Company. If the deferral or conversion of awards is permitted or required, the Committee (in its sole discretion) may establish rules, procedures and forms pertaining to such awards, including (without limitation) the settlement of deferred compensation accounts established under this Article 10.

ARTICLE XI.   LIMITATION ON RIGHTS.

         11.1 RETENTION RIGHTS. Neither the Plan nor any award granted under the Plan shall be deemed to give any individual a right to remain an Employee or Consultant. The Company and its Parents, Subsidiaries and Affiliates reserve the right to terminate the service of any Employee, or Consultant at any time, with or without cause, subject to applicable laws, the Company's certificate of incorporation and by-laws and a written employment agreement (if any).

         11.2 STOCKHOLDERS' RIGHTS. A Participant shall have no dividend rights, voting rights or other rights as a stockholder with respect to any shares of Common Stock covered by his or her award prior to the time when a stock certificate for such shares of Common Stock is issued or, if applicable, the time when he or she becomes entitled to receive such shares of Common Stock by filing any required notice of exercise and paying any required Exercise Price. No adjustment shall be made for cash dividends or other rights for which the record date is prior to such time, except as expressly provided in the Plan.

         11.3 REGULATORY REQUIREMENTS. Any other provision of the Plan notwithstanding, the obligation of the Company to issue shares of Common Stock under the Plan shall be subject to all applicable laws, rules and regulations and such approval by any regulatory body as may be required. The Company reserves the right to restrict, in whole or in part, the delivery of shares of Common Stock pursuant to any award prior to the satisfaction of all legal requirements relating to the issuance of such shares of Common Stock, to their registration, qualification or listing or to an exemption from registration, qualification or listing.

ARTICLE XII.  WITHHOLDING TAXES.

         12.1 GENERAL. To the extent required by applicable federal, state, local or foreign law, a Participant or his or her successor shall make arrangements satisfactory to the Company for the satisfaction of any withholding tax obligations that arise in connection with the Plan. The Company shall not be required to issue any shares of Common Stock or make any cash payment under the Plan until such obligations are satisfied.

         12.2 SHARE WITHHOLDING. The Committee may permit a Participant to satisfy all or part of his or her withholding or income tax obligations by having the Company withhold


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all or a portion of any shares of Common Stock that otherwise would be issued to him or her or by surrendering all or a portion of any shares of Common Stock that he or she previously acquired. Such shares of Common Stock shall be valued at their Fair Market Value on the date when taxes otherwise would be withheld in cash.

ARTICLE XIII. FUTURE OF THE PLAN.

         13.1 TERM OF THE PLAN. The Plan, as set forth herein, shall become effective on February 15, 2000. The Plan shall remain in effect until it is terminated under Section 13.2.

         13.2 AMENDMENT OR TERMINATION. The Board may, at any time and for any reason, amend or terminate the Plan. An amendment of the Plan shall be subject to the approval of the Company's stockholders only to the extent required by applicable laws, regulations or rules. No awards shall be granted under the Plan after the termination thereof. The termination of the Plan, or any amendment thereof, shall not affect any award previously granted under the Plan.

ARTICLE XIV.  DEFINITIONS.

         14.1 "AFFILIATE" means any entity other than a Subsidiary, if the Company and/or one or more Subsidiaries own not less than 50% of such entity.

         14.2 "BOARD" means the Company's Board of Directors, as constituted from time to time.

         14.3     "CHANGE IN CONTROL" shall mean:

                  (a) The consummation of a merger or consolidation of the Company with or into another entity or any other corporate reorganization, if persons who were not stockholders of the Company immediately prior to such merger, consolidation or other reorganization own immediately after such merger, consolidation or other reorganization 50% or more of the voting power of the outstanding securities of each of (i) the continuing or surviving entity and
(ii) any direct or indirect parent corporation of such continuing or surviving entity;

                  (b) The sale, transfer or other disposition of all or substantially all of the Company's assets;

                  (c) A change in the composition of the Board, as a result of which fewer than 50% of the incumbent directors are directors who either (i) had been directors of the Company on the date 24 months prior to the date of the event that may constitute a Change in Control (the "original directors") or (ii) were elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the aggregate of the original directors who were still in office at the time of the election or nomination and the directors whose election or nomination was previously so approved; or

                  (d) Any transaction as a result of which any person is the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing at least 50% of the total voting power represented by the Company's



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then outstanding voting securities. For purposes of this Paragraph (d), the term
"person" shall have the same meaning as when used in sections 13(d) and 14(d) of the Exchange Act but shall exclude(i) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or of a Parent or Subsidiary and (ii) a corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of the common stock of the Company.

A transaction shall not constitute a Change in Control if its sole purpose is to change the state of the Company's incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company's securities immediately before such transaction.

         14.4     "CODE" means the Internal Revenue Code of 1986, as amended.

         14.5     "COMMITTEE" means a committee of the Board, as described in
                  Article 2.

         14.6     "COMMON STOCK" means the common stock of the Company.

         14.7     "COMPANY" means Remedy Corporation, a Delaware corporation.

         14.8 "CONSULTANT" means a consultant or adviser who provides bona fide services to the Company, a Parent, a Subsidiary or an Affiliate as an independent contractor. Service as a Consultant shall be considered employment for all purposes of the Plan, except as provided in Section 4.1.

         14.9 "EMPLOYEE" means a common-law employee of the Company, a Parent, a Subsidiary or an Affiliate.

         14.10 "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

         14.11 "EXERCISE PRICE," in the case of an Option, means the amount for which one Common Share may be purchased upon exercise of such Option, as specified in the applicable Stock Option Agreement.

         14.12 "EXECUTIVE OFFICER" means an officer of the Company who is subject to the short-swing profit rules under Section 16 of the Exchange Act.

         14.13 "FAIR MARKET VALUE" means the market price of one share of Common Stock, determined by the Committee in good faith on such basis as it deems appropriate. Whenever possible, the determination of Fair Market Value by the Committee shall be based on the prices reported in THE WALL STREET JOURNAL. Such determination shall be conclusive and binding on all persons.

         14.14 "INVOLUNTARY TERMINATION" means the termination of the Service of any individual which occurs by reason of:

                  (a) such individual's involuntary dismissal or discharge by the Company for reasons other than Misconduct, or



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                  (b)      such individual's voluntary resignation following (A)
a change in his or her position with the Company which materially reduces his or her level of responsibility, (B) a reduction in his or her level of compensation (including base salary, fringe benefits and participation in bonus or incentive programs) or (C) a relocation of such individual's place of employment by more than fifty (50) miles, provided and only if such change, reduction or relocation is effected by the Company without the individual's consent.

         14.15 "MISCONDUCT" means the commission of any act of fraud, embezzlement or dishonesty by the Optionee or Participant, any unauthorized use or disclosure by such person of confidential information or trade secrets of the Company (or any Parent or Subsidiary), or any other intentional misconduct by such person adversely affecting the business or affairs of the Company (or any Parent or Subsidiary) in a material manner. The foregoing definition shall not be deemed to be inclusive of all the acts or omissions which the Company (or any Parent or Subsidiary) may consider as grounds for the dismissal or discharge of any Optionee or Participant or other person in the Service of the Company (or any Parent or Subsidiary).

         14.16 "NSO" means a stock option not described in sections 422 or 423 of the Code.

         14.17 "OPTION" means an NSO granted under the Plan and entitling the holder to purchase shares of Common Stock.

         14.18    "OPTIONEE" means an individual or estate who holds an Option.

         14.19 "OUTSIDE DIRECTOR" shall mean a member of the Board who is not an Employee.

         14.20 "PARENT" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Parent on a date after the adoption of the Plan shall be considered a Parent commencing as of such date.

         14.21 "PLAN" means this Remedy Corporation 2000 Supplemental Stock Option Plan, as amended from time to time.

         14.22 "RESTRICTED SHARE" means a Common Share awarded under the Plan.

         14.23 "RESTRICTED STOCK AGREEMENT" means the agreement between the Company and the recipient of a Restricted Share which contains the terms, conditions and restrictions pertaining to such Restricted Share.

         14.24 "STOCK OPTION AGREEMENT" means the agreement between the Company and an Optionee that contains the terms, conditions and restrictions pertaining to hisor her Option.


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         14.25    "SUBSIDIARY" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.





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             REMEDY CORPORATION 2000 SUPPLEMENTAL STOCK OPTION PLAN

                          NOTICE OF STOCK OPTION GRANT


         You have been granted the following option to purchase Common Stock of Remedy Corporation (the "Company"):

         Name of Optionee:                          ((Name))

         Total Number of Shares Granted:            ((Total Shares))

         Type of Option:                            Nonstatutory Stock Option

         Exercise Price Per Share:                  $((Price Per Share))

         Date of Grant:                             ((Date Grant))

         Vesting Commencement Date:                 ((Vest Day))

         Vesting Schedule:

                                                    This option becomes
                                                    exercisable with respect to
                                                    the first 25% of the Shares
                                                    subject to this option when
                                                    you complete 12 months of
                                                    continuous Service from the
                                                    Vesting Commencement Date
                                                    and with respect to an
                                                    additional 2.083% of the
                                                    Shares subject to this
                                                    option when you complete
                                                    each month of continuous
                                                    Service thereafter.

         Expiration Date:                           ((ExpDate))

By your signature and the signature of the Company's representative below, you and the Company agree that this option is granted under and governed by the terms and conditions of the Stock Option Agreement, which is attached to and made a part of this document and the Company's 2000 Supplemental Stock Option Plan.

OPTIONEE:                                  REMEDY CORPORATION

                                           By:
-------------------------------------         ----------------------------------

                                           Title:
-------------------------------------            -------------------------------
Print Name


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             REMEDY CORPORATION 2000 SUPPLEMENTAL STOCK OPTION PLAN

                             STOCK OPTION AGREEMENT


GRANT OF OPTION            You have been granted an option as of the Grant
                           Date to purchase up to the number of Shares of Company Common Stock specified in the Notice of Stock Option Grant.

TAX TREATMENT              This option is intended to be a nonstatutory option,
                           as provided in the Notice of Stock Option Grant.

VESTING This option becomes exercisable in installments, as shown in the Notice of Stock Option Grant. No additional shares become exercisable after your service as an employee, consultant or outside director of the Company or a parent or subsidiary of the Company ("Service") has terminated for any reason.

TERM This option expires in any event on the day before the 10th anniversary of the Date of Grant, as shown in the Notice of Stock Option Grant. (It will expire earlier if your Service terminates, as described below.)

REGULAR TERMINATION        If your Service terminates for any reason except
                           death, Permanent Disability or Misconduct, then this option will expire on the date 3 months after your termination date. The Company determines when your Service terminates for this purpose.

PERMANENT DISABILITY       If your Service terminates because of your
                           Permanent Disability, then this option will expire on the date 12 months after your termination date.
                           The Company determines when your Service terminates for this purpose.

                           Permanent Disability means that you are unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted, or can be expected to last, for a continuous period of not less than 12 months.

DEATH If you die while in Service, the option will expire on the date 12 months after the date of death.

MISCONDUCT                 If your Service terminates for Misconduct, then this
                           option will terminate immediately and cease to be outstanding. "Misconduct" includes fraud, embezzlement, dishonesty or any unauthorized use or disclosure of confidential information or trade secrets of the Company or any parent or subsidiary or any other intentional misconduct adversely affecting the business or affairs of the Company or a parent or subsidiary of the Company. The foregoing definition is not deemed to be inclusive of all the acts or omissions that the Company or any parent or subsidiary corporation may consider as grounds for your dismissal or discharge or the discharge of any other individual in the Service of the Company or any parent or subsidiary corporation.

CHANGE IN CONTROL          In the event of a Change in Control, then the vesting
                           of this option will not automatically accelerate unless this option is, in connection with the Change in Control, NOT to be assumed by the successor corporation (or its parent) or to be replaced with a comparable option for shares of the capital stock of the successor corporation (or its parent). The determination of option comparability will be made by the Company's Board of Directors, and its determination will be final, binding and conclusive.

                           Change in Control is defined in the Company's 2000 Supplemental Stock Option Plan.

INVOLUNTARY                If the option is assumed by the successor
TERMINATION                corporation (or its parent) and you experience an
                           Involuntary Termination within eighteen months following a Change in Control, the vesting of this option will automatically accelerate so that this option will, immediately before the effective date of the Involuntary Termination, become fully exercisable for all of the shares of Common Stock at the time subject to this option and may be exercised for any or all of those shares as fully-vested shares of Common Stock.

                           An Involuntary Termination means the termination of your Service by reason of: your involuntary dismissal or discharge by the Company for reasons other than Misconduct (as defined below), or (b) your voluntary resignation following (1) a change in your position with the Company which materially reduces your level of responsibility, (2) a reduction in your level of compensation (including base salary, fringe benefits and participation in bonus or incentive programs) or (3) a relocation of your place of employment by more than fifty (50) miles, provided and only if such change, reduction or relocation is effected by the Company without your consent.

RESTRICTIONS ON            The Company will not permit you to exercise this
EXERCISE                   option if the issuance of shares at that time would
                           violate any law or regulation.

NOTICE OF EXERCISE         When you wish to exercise this option, you must
                           notify the Company by filing the proper "Notice of Exercise" form at the address given on the form. Your notice must specify how many shares you wish to purchase. Your notice must also specify how your shares should be registered (in your name only or in your and your spouse's names as community property or as joint tenants with right of survivorship). The notice will be effective when it is received by the Company.

                           If someone else wants to exercise this option after your death, that person must prove to the Company's satisfaction that he or she is entitled to do so. When you submit your notice of exercise, you must include payment of the option

FORM OF PAYMENT            exercise price for the shares you are purchasing.
                           Payment may be made in one (or a combination of two or more) of the following forms:


                           o        Cash or check made payable to the Company.

                           o Certificates for shares of Common Stock that you own, along with any forms needed to effect a transfer of those shares to the Company. The value of the shares, determined as of the effective date of the option exercise, will be applied to the option exercise price. However, you may not surrender the ownership of shares of Common Stock in payment of the exercise price if your action would cause the Company to recognize compensation expense (or additional compensation expense) with respect to this option for financial reporting purposes.

                           o Irrevocable directions to a securities broker approved by the Company to sell all or part of your option shares and to deliver to the Company from the sale proceeds an amount sufficient to pay the option exercise price and any withholding taxes. (The balance of the sale proceeds, if any, will be delivered to you.) The directions must be given by signing a special "Notice of Exercise" form provided by the Company.

                           o Irrevocable directions to pledge all or part of your option shares to a securities broker or lender approved by the Company, as security for a loan, and to deliver all or part of the loan proceeds to the Company in an amount sufficient to pay the option exercise price and any withholding taxes. (The balance of the loan proceeds, if any, will be delivered to you.) The directions must be given by signing a special "Notice of Exercise" form provided by the Company.

WITHHOLDING                You will not be allowed to exercise this option
TAXES AND STOCK            unless you make arrangements acceptable to the
WITHHOLDING                Company to pay any withholding taxes that may be due
                           as a result of the option exercise. These arrangements may include withholding shares of Common
                           Stock that otherwise would be issued to you when you exercise this option. The value of these shares, determined as of the effective date of the option exercise, will be applied to the withholding taxes.

RESTRICTIONS ON            By signing this Agreement, you agree not to
RESALE                     sell any option shares at a time when applicable
                           laws, Company policies or an agreement between the Company and its underwriters prohibit a sale.

MARKET STAND-OFF           In connection with any underwritten public offering
                           by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act of 1933, you agree that you will not directly or indirectly sell, make any short sale of, loan, hypothecate, pledge, offer, grant or sell any option or other contract for the purchase of, purchase any option or other contract for the sale of, or otherwise dispose of or transfer, or agree to engage in any of the foregoing transactions with respect to, any shares acquired under this option without the prior written consent of the Company or its underwriters. This market stand-off restriction shall be in effect for such period of time following the offering as may be requested by the Company or its underwriters up to a maximum of 180 days but shall terminate two years after the date of the Company's initial public offering. The Company may impose stop-transfer instructions with respect to the shares acquired under this option.

TRANSFER OF                Before your death, only you may exercise this option.
OPTION                     You cannot transfer or assign this option. For
                           instance, you may not sell this option or use it as security for a loan. If you attempt to do any of these things, this option will immediately become invalid. You may, however, dispose of this option in your will or a beneficiary designation.

                           Regardless of any marital property settlement agreement, the Company is not obligated to honor a notice of exercise from your former spouse, nor is the Company obligated to recognize your former spouse's interest in your option in any other way.

EMPLOYMENT OR              Your option or this Agreement do not give you the
RETENTION RIGHTS           right to be retained by the Company or a parent or
                           Company and its parents or subsidiaries reserve the right to subsidiary of the Company in any capacity.
                           The terminate your Service at any time, with or without cause.

STOCKHOLDER RIGHTS         You, or your estate or heirs, have no rights as a
                           stockholder of the Company until you have exercised this option by giving the required notice to the Company and paying the exercise price. No adjustments are made for dividends or other rights if the applicable record date occurs before you exercise this option, except as described in the Company's
                           2000 Supplemental Stock Option Plan.

ADJUSTMENTS                In the event of a stock split, a stock dividend or a
                           similar change in Common Stock, the number of shares covered by this option and the exercise price per share may be adjusted pursuant to the Company's 2000
                           Supplemental Stock Option Plan.

APPLICABLE LAW             This Agreement will be interpreted and enforced
                           under the laws of the State of Delaware (without regard to their choice-of-law provisions).

THE PLAN AND OTHER         The text of the Company's 2000 Supplemental
AGREEMENTS                 Stock Option Plan is incorporated in this Agreement
                           by reference.


                           This Agreement and the Company's 2000 Supplemental Stock Option Plan constitute the entire understanding between you and the Company regarding this option. Any prior agreements, commitments or negotiations concerning this option are superseded. This Agreement may be amended only by another written agreement, signed by both parties.




                BY SIGNING THE NOTICE OF STOCK OPTION GRANT, YOU
                    AGREE TO ALL OF THE TERMS AND CONDITIONS
                    DESCRIBED ABOVE AND IN THE COMPANY'S 2000
                         SUPPLEMENTAL STOCK OPTION PLAN.